                                                                 EXHIBIT 10.13.D


[MIRENCO LETTERHEAD]

                                 MIRENCO, INC.

                             STOCK OPTION AGREEMENT


     A NONQUALIFIED STOCK OPTION for a total of Five Hundred Twenty (520) Shares of Common Stock ("Shares"), of Mirenco, Inc., an Iowa corporation, ("Company"), is hereby granted to Frank Annett ("Participant"), on the date and at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of this Agreement and the 2001 Common Stock Compensation Plan adopted by the Company on the 31st day of March, 2001 ("Plan"), which is incorporated by reference herein. Capitalized terms used but not defined herein, have the same meaning herein as in the Plan.

     1.  OPTION PRICE.  The option price is Five Dollars and No Cents ($5.00)
         ------------
for each Share.

     2.  METHOD OF EXERCISING THE OPTION.
         -------------------------------

         (a) Minimum Shares. This Option is fully vested as of the date of grant
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     and may be exercised in whole or in part, but not for less than Five
     Hundred (500) Shares at any one time, unless fewer than Five Hundred (500) Shares are then purchasable under the Option and the Option is then being exercise d as to all such Shares.

         (b) Written Notice. This Option may be exercised only by the
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     Participant, Participant's legal representative, Participant's beneficiary, or Participant's guardian, as provided in the Plan. This Option may be exercised by giving written notice to the Company, addressed to the attention of the Secretary of the Company. Such notice shall (i) be signed by the Participant, Participant's legal representative, beneficiary, or guardian entitled to exercise the Option and, if being exercised by any person other than Participant, be accompanied by proof, satisfactory to the Secretary for the Company, of the right of such person to exercise the Option; (ii) state the person(s) in whose name the stock certificates for such Shares is to be registered, and the street address and the tax identification or social security number of such person(s); (iii) specify the number of Shares then elected to be purchased with respect to the
     Option and the date of exercise thereof, which date shall be at least five
     (5) days after the giving of such notice; (iv) contain such representations and agreements as may be satisfactory to the Secretary for the Company, and unless a Registration Statement under the Securities Act of 1933, as amended, is in effect with respect to the Shares to be purchased, contain a representation of Participant, Participant's legal representative, Participant's beneficiary, or Participant's guardian, that the Shares are being acquired for investment, and that the Shares will not be
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Frank Annett Stock Option Agreement, cont.                               2
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     sold or otherwise transferred except in compliance with all applicable securities laws and regulations and all requirements of any stock exchange or market upon which such Shares are then listed and/or traded; and (v) be accompanied by payment in full of the Option Price of the Shares to be purchased.

         (c) Payment of Option Price. The Option Price upon exercise of this
             -----------------------
     Option shall be payable to the Company in full (i) in cash or its equivalent (acceptable cash equivalents shall be determined at the sole discretion of the Company); (ii) at the sole discretion of the Company and upon such terms and conditions as the Company shall approve, by any other method of payment as provided for in the Plan, or (iii) by a combination of
     (i) and (ii).

         (d) Certificates. As promptly as practicable after receipt of such
             ------------
     written notice, required representations, payment, and the satisfaction of any other requirement or provision of the Plan applicable hereto, the Company shall cause to be issued and delivered to the Participant, Participant's legal representative, Participant's beneficiary, or Participant's guardian, certificates for the Shares so purchased, registered in the name as specified in the written notice and endorsed with any appropriate restrictive legends.

     3.  TRANSFERABILITY OF OPTION.
         -------------------------

         (a) In General.  This Option may not be sold, transferred, pledged,
             ----------
     assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Subject to the applicable provisions of the Plan, Participant may designate a person or persons to receive in the event of Participant's death, this Option or any Shares pursuant thereto, to which Participant would then be entitled. Such designation shall be made upon a form provided by the Company substantially in the form of Exhibit A attached hereto, which may be revoked or amended in writing by the Participant.

         (b) Absence of Beneficiary. In the event of the death of Participant
             ----------------------
     and in the absence of a beneficiary validly designated under the Plan who is living at the time of Participant's death, the Company shall deliver this Option and any Shares pursuant thereto to the executor or administrator of the estate of Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver this Option and any Shares pursuant thereto to the spouse or to any one or more dependents or relatives of Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         (c) Creditor Status. This Option and any Shares payable pursuant
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     thereto (1) may not be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, the Participant, the Participant's beneficiary or any other person, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings and (2) shall not be subject in any manner to anticipation, sale, alienation, transfer, assignment, pledge, encumbrance, charge, attachment, garnishment,
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Frank Annett Stock Option Agreement, cont.                               3
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     levy or execution by Participant, Participant's beneficiary, the creditors of either, and any other person. In the event of a violation or attempted violation of any of the restrictions and/or provisions of this subsection, the Company has the sole discretion and authority to terminate this Option (without any compensation therefore) by written notice to Participant and it shall thereupon become null and void.

     4.  ADDITIONAL RESTRICTIONS ON EXERCISE. This Option may not be exercised
         -----------------------------------
if the issuance of shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or regulation, including, without limitation, the Internal Revenue Code of 1986, as amended, and the Securities Act of 1933, as amended. As a condition to the exercise of this Option, the Company may require the person exercising this Option to make any representation or warranty to the Company as may be required by applicable law or regulation or other restriction or agreement binding upon or otherwise affecting the Shares of the Company.

     5.  BINDING EFFECT.  This Agreement shall be binding on and inure to the
         --------------
benefit of the Participant's beneficiaries and legal representatives

     6.  DATE OF GRANT.  This Option was granted by the Company on the 31st day
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of March 2001.



                               MIRENCO, INC.



                               By: /s/ Dwayne Fosseen
                                  -------------------
                                   Dwayne Fosseen, President
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Frank Annett Stock Option Agreement, cont.                               4
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                                 ACKNOWLEDGMENT

          Participant acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that the Participant is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions thereof. Participant hereby agrees to accepting as binding, conclusive and final all decisions or interpretations of the Committee relating to the administration of the Plan.

Dated this 16th day of April, 2001.

                                    /s/ Frank Annett
                                    ----------------
                                    Participant (please sign)


                                    Frank Annett
                                    ------------
                                    Participant (please type or print)


                                    604 Catherin
                                    --------------
                                    Street Address


                                    Radcliffe                 IA      50230
                                    ---------------------------------------
                                    City                     State   Zip Code


                                    ###-##-####
                                    ----------------------
                                    Social Security Number

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Frank Annett Stock Option Agreement, cont.                               5
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                                   EXHIBIT A


                          DESIGNATION OF BENEFICIARY

     Pursuant to the provisions of the 2001 Common Stock Compensation Plan
(the "Plan") of Mirenco, Inc. (the "Company").   I hereby revoke all prior
designations (if any) of primary and secondary beneficiaries and hereby designate the following persons as my primary and secondary beneficiaries of my Option for 520 Shares of the Company which was granted to me on the 31st day of March, 2001 pursuant to the Plan.

PRIMARY BENEFICIARY(IES)
------------------------

Name:  ________________________________   Relationship:  ___________________  Percentage:  __________________
Address:_____________________________________________________________________________________________________

Name:  ________________________________   Relationship:  ___________________  Percentage:  __________________
Address:_____________________________________________________________________________________________________

SECONDARY BENEFICIARY(IES)
----------------------------
Name:  ________________________________   Relationship:  ___________________  Percentage:  __________________
Address:_____________________________________________________________________________________________________

Name:  ________________________________   Relationship:  ___________________  Percentage:  __________________
Address:_____________________________________________________________________________________________________

Name:  ________________________________   Relationship:  ___________________  Percentage:  __________________
Address:_____________________________________________________________________________________________________


       I RESERVE THE RIGHT TO REVOKE OR CHANGE ANY BENEFICIARY DESIGNATION AT ANY TIME AND WITHOUT NOTICE TO CURRENT OR PRIOR BENEFICIARIES.


Frank Annett                         /s/ Frank Annett
------------                         ----------------
Participant Name (Please Print)      Participant Signature



April 16, 2001
--------------
Date of Designation